SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                           FORM 8-K

                         CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the
     Securities Exchange Act of 1934


              Date of Report (Date of earliest event
                   reported):  September 29, 1995

                           NS GROUP, INC.

       (Exact name of registrant as specified in its charter)

         Kentucky            1-9838           61-0985936
     (State or other      (Commission         (IRS Employer
     jurisdiction of       File No.)           I.D. Number)
     incorporation)

     Ninth & Lowell Streets, Newport, Kentucky      41072
     (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:
                          (606) 292-6809

     Item  5.  Other Events

               On September 29, 1995, the Registrant issued a press release announcing that it expects to incur a loss before extraordinary charge for its fiscal 1995 fourth quarter ending September 30, 1995. A copy of such press release is filed as Exhibit 99 hereto and incorporated herein by reference.

     Item  7.  Financial Statements, Pro Forma Financial
               Information and Exhibits

               (c)  Exhibits

                    99.  Press release dated September 29,
                    1995.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
     Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NS Group, Inc.
                                 (Registrant)

                                 By:  /s/John R. Parker
                                 John R. Parker
                                 Vice President and
                                 Treasurer, Principal
                                 Financial Officer

     Date:  October 9, 1995